UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CEMTREX INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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CEMTREX, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Friday, April 19, 2019

To the Shareholders of CEMTREX, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of CEMTREX, INC., a Delaware corporation (the “Company”), will be held at Courtyard by Marriott Long Island City, 29-15 Queens Plaza North, Long Island City, NY 11101, on Friday, April 19, 2019, at 9:30 a.m., or at any adjournment thereof, for the following purposes:

1.	To elect five directors to the Board of Directors;

2.	To approve an amendment to Cemtrex’s Certificate of Incorporation to increase the number of authorized shares of Cemtrex Common Stock from 30,000,000 shares to 50,000,000 shares; and

3.	To ratify the selection of Haynie & Associates as the Company’s independent registered public accounting firm; and

4.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The above matters are set forth in the Proxy Statement attached to this Notice to which your attention is directed.

Only shareholders of record on the books of the Company at the close of business on February 22, 2019 will be entitled to vote at the Annual Meeting or at any adjournment thereof. You are requested to sign, date and return the enclosed Proxy at your earliest convenience in order that your shares may be voted for you as specified.

By Order of the Board of Directors,

/s/ Renato Dela Rama
Renato Dela Rama
Vice President of Finance, Cemtrex, Inc.

Important Notice Regarding Internet Availability of Proxy Materials
for the Annual Meeting to Be Held on Friday, April 19, 2019:

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement, are available at https://www.cstproxy.com/cemtrex/2018.

Dated:	March 15, 2019
Farmingdale, New York

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CEMTREX INC.
30-30 47th Avenue
Long Island City, New York 11101

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
Friday, April 19, 2019

The Annual Meeting of Shareholders (the “Annual Meeting”) of CEMTREX INC. (the “Company”) will be held on Friday, April 19, 2019, at The Courtyard by Marriott Long Island City, 29-15 Queens Plaza North, Long Island City, NY 11101, at 9:30 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company (“Board of Directors” or “Board”) for use at the Annual Meeting to be held on Friday, April 19, 2018, and at any adjournments of such Meeting. The approximate date on which this Proxy Statement and the enclosed Proxy are being first mailed to shareholders is March 22, 2018.

If a Proxy in the accompanying form is duly executed and returned, the shares represented by such Proxy will be voted as specified. In the absence of such directions, the Proxy will be voted in accordance with the recommendations of management. Any person executing a Proxy may revoke it prior to its exercise either by letter directed to the Company or in person at the Annual Meeting.

Outstanding Shares

On February 22, 2019 (the “Record Date”), the Company had outstanding 14,505,131 shares of its common stock, par value $0.001 per share (the “Common Stock”). Shareholders are entitled to one vote for each share of Common Stock registered in their names at the close of business on the Record Date.

Pursuant to the certificate of designation relating to the Series A Preferred Stock, each issued and outstanding share of Series A Preferred Stock is entitled to the number of votes equal to the result of (i) the total number of shares of Common Stock outstanding at the time of such vote multiplied by 1.01, and divided by (ii) the total number of shares of Series A Preferred Stock outstanding at the time of such vote, at each meeting of our shareholders with respect to any and all matters presented to our shareholders for their action or consideration, including the election of directors. At the Record Date, there were 1,000,000 shares of Series A Preferred Stock issued and outstanding. Accordingly, each outstanding share of Series A Preferred Stock is currently entitled to 14.65018 votes per share or an aggregate of 14,650,182, votes.

Pursuant to the certificate of designation for the Series 1 Preferred Stock, each share of Series 1 Preferred Stock is entitled to two votes per share. At the Record Date, The Company had 2,009,946 shares of Series 1 Preferred Stock issued and outstanding. or an aggregate of 4,019,892 votes.

Voting Rights

Proposal 1: Election of Directors. Directors of the Company are elected by a plurality of the votes cast in contested and uncontested elections. The election at the Annual Meeting will be uncontested. “Plurality” means that the five individuals who receive the highest number of “FOR” votes will be elected as directors. You may vote either “FOR” or “WITHHOLD” your vote from any one or more of the nominees. Proxy cards specifying that votes should be withheld with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees. If you do not instruct your broker how to vote with respect to this item, your broker may not vote your shares with respect to the election of directors. Any shares not voted by a customer will be treated as broker non-votes, and broker non-votes will have no effect on the results of the election of directors.

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Proposal 2: Approval of an amendment to Cemtrex’s Certificate of Incorporation to increase the authorized share capital of the Company from 30,000,000 to 50,000,000. To be approved, this proposal to approve an amendment to the Company’s Certificate of Incorporation, must receive an affirmative vote from shareholders present in person or represented by proxy at the annual meeting representing a majority of the votes cast on the proposal. Abstentions will have no effect on the results of this vote. For this proposal, brokerage firms have authority to vote shares of their customers that are held in “street name.” If a broker does not exercise this authority, the resulting broker non-votes will have no effect on the outcome of this proposal.

Proposal 3: Ratification of Independent Registered Public Accounting Firm. To be approved, this proposal to ratify our selection of an independent registered public accounting firm must receive an affirmative vote from shareholders present in person or represented by proxy at the annual meeting representing a majority of the votes cast on the proposal. Abstentions will have no effect on the results of this vote. For this proposal, brokerage firms have authority to vote shares of their customers that are held in “street name.” If a broker does not exercise this authority, the resulting broker non-votes will have no effect on the outcome of this proposal.

Can I vote if my shares are held in “street name”?

If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokers also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your brokerage firm on your vote instruction form.

Will my shares be voted if I do not provide my proxy?

Under applicable rules, if you do not give instructions to your brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. The ratification of Haynie & Co. (“Haynie”) as our independent registered public accounting firm (Proposal 4) is considered to be a discretionary item under applicable rules and your brokerage firm will be able to vote on that item even if it does not receive instructions from you, so long as it holds your shares in its name. The remaining items of business at the Annual Meeting are “non-discretionary” and if you do not instruct your broker how to vote with respect to such proposals, your broker may not vote with respect to these proposals and those votes will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter. Please see “Voting Rights” for information regarding the vote required to approve the matters being considered at the Annual Meeting and the treatment of broker non-votes.

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

If your shares are held in street name, you must bring an account statement or letter from your bank or brokerage firm showing that you are the beneficial owner of the shares as of the Record Date in order to be admitted to the Annual Meeting. To be able to vote your shares held in street name at the Annual Meeting, you will need to obtain a proxy card from the holder of record.

Can I change my mind after I vote?

Yes, you may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the Annual Meeting, or (2) voting again at the Annual Meeting.

What if I return my proxy card but do not include voting instructions?

Proxy cards that are signed and returned but do not include voting instructions will be voted in favor of the election of all of the nominee directors recommended by the Board of Directors, “FOR” the approval of the Company’s compensation of its named executive officers, “ABSTAIN” on the proposal relating to the frequency of our say-on-pay vote and “FOR” the ratification of the appointment of Haynie.

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How will votes be counted?

Each share of Common Stock will be counted as one vote according to the instructions contained on a proper proxy card, whether submitted in person, by mail, on a ballot voted in person at the meeting or in accordance with the instructions provided by your broker. As described under “Outstanding Shares,” each share of Series A Preferred Stock is entitled to 14.65018 votes (or 14,650,182 votes in the aggregate) and each share of Series 1 Preferred Stock is entitled to 2 votes (or 4,019,892 votes in the aggregate). With respect to all proposals, shares will not be voted in favor of the matter, and will not be counted as voting on the matter, if they are broker non-votes. Assuming the presence of a quorum, abstentions and broker non-votes for a particular proposal will not be counted as votes cast to determine the outcome of a particular proposal.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and we will not disclose your vote, unless we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding). The inspector of elections will forward any written comments that you make on the proxy card to management without providing your name, unless you expressly request disclosure on your proxy card.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends that you vote on the proxy card:

“FOR” the election of each of the five nominees, Saagar Govil, Aron Govil, Raju Panjwani, Sunny Patel and Metodi Filipov, proposed by the Board of Directors to serve as directors, each for a term of one year (Proposal 1);

“FOR” the approval of an amendment to Cemtrex’s Certificate of incorporation to increase the authorized share capital of the Company from 30,000,000 to 50,000,000 (Proposal 2);

“FOR” the ratification of the selection of Haynie as our independent registered public accounting firm for the 2017 fiscal year (Proposal 3).

Where can I find the voting results?

We will report the voting results in a current report on Form 8-K within four business days after the end of the Annual Meeting.

What are the costs of soliciting these proxies and who will pay?

We will bear the costs of mailing the proxy statement and solicitation of proxies. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies by telephone, email and personal communication. No additional remuneration will be paid to any director, officer or employee of the Company for such solicitation. We will request brokers, custodians and fiduciaries to forward proxy soliciting material to the owners of shares of our Common Stock that they hold in their names. We will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of our proxy materials. To the extent necessary in order to assure sufficient representation, our officers and regular employees may request the return of proxies personally, by telephone or email. The extent to which this will be necessary depends entirely upon how promptly proxies are received, and shareholders are urged to send in their proxies without delay.

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HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to shareholders may have been sent to multiple shareholders in your household unless we have received contrary instructions from one or more shareholders. We will promptly deliver a separate copy of either document to you if you contact us at the following address or telephone number: Cemtrex, Inc., 30-30 47th Avenue, Long Island City, New York 11101, telephone: (631) 756-9116. If you want to receive separate copies of the proxy statement or annual report to shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

Under the Delaware General Corporation Law, shareholders are not entitled to dissenters’ rights with respect to the proposals set forth in this Proxy Statement.

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SECURITY OWNERSHIP

The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of February 22, 2019 by:

●	all persons who are beneficial owners of five percent (5%) or more of our common stock;

●	each of our directors;

●	each of our executive officers; and

●	all current directors and executive officers as a group.

Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them.

As of February 22, 2018, 14,505,131 shares of Common Stock were issued and outstanding. In addition, there were 1,000,000 shares of Series A Preferred Stock outstanding which are entitled to vote 14,650,182 shares in the aggregate, all of which is held by Aron Govil and 2,009,946 shares of Series 1 Preferred Stock outstanding which are entitled to vote 4,019,892 shares in the aggregate. Accordingly, a total of32,857,686 shares may be voted at the Annual Meeting.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of February 22, 2019 are deemed outstanding. Such shares, however, are not deemed as of February 22, 2019 outstanding for the purpose of computing the percentage ownership of any other person.

Title of Class	Name and Address of Beneficial Owner	Title	Amount Owned		Percentage of Issued Common Stock (1)	Percentage of voting stock (2)

Common Stock	Aron Govil	Executive Director	3,080,000		21%	9.3%
	30-30 47th Avenue
	Long Island City, NY 11101

Preferred Stock	Aron Govil	Executive Director	1,000,000	(3)	–	44.2%
(Series A)	30-30 47th Avenue Long Island City, NY 11101		(14,650,182 voting shares)

Common Stock	Saagar Govil 30-30 47th Avenue Long Island City, NY 11101	Chairman of the Board, Chief Executive Officer, and President	1,761,772		12%	5.3%

Preferred Stock (Series 1)	Saagar Govil 30-30 47th Avenue Long Island City, NY 11101	Chairman of the Board, Chief Executive Officer, and President	8,750		–	*

Common Stock	Renato Dela Rama 30-30 47th Avenue Long Island City, NY 11101	Vice President of Finance, Secretary	46,834		*	*

Common Stock	Sunny Patel	Director	6,722		*	*
	30-30 47th Avenue
	Long Island City, NY 11101

		All directors and executive officers
		as a group (5 persons)	5,904,078	(4)	31%	58.9%

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*	Less than one percent of outstanding shares.

(1)	Except as otherwise noted herein, the percentage is determined on the basis of 14,505,131 shares of our Common Stock outstanding plus securities deemed outstanding pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under Rule 13d-3, a person is deemed to be a beneficial owner of any security owned by certain family members and any security of which that person has the right to acquire beneficial ownership within 60 days, including, without limitation, shares of our common stock subject to currently exercisable options.

(2)	This percentage is based on the 14,505,131 shares of our Common Stock outstanding, the 14,650,182 votes that the Series A Preferred Stock is entitled to vote, and the 4,019,892 votes that the Series 1 Preferred Stock is entitled to vote.

(3)	The Series A Preferred Stock was issued by the Company to Aron Govil, the Company’s Executive Director, in conjunction with the settlement of the debenture issued as consideration for the purchase of Griffin Filters, Inc. in 2009. Pursuant to the Certificate of Designation of the Series A Preferred Stock, each issued and outstanding share of Series A Preferred Stock is entitled to the number of votes equal to the result of: (i) the number of shares of Common Stock issued and outstanding at the time of such vote multiplied by 1.01; divided by (ii) the total number of Series A Preferred Stock issued and outstanding at the time of such vote, at each meeting of shareholders of the Company with respect to any and all matters presented to the shareholders of the Company for their action or consideration, including the election of directors. The shares of Series A Preferred Stock held by Aron Govil represent 100% of the total Series A Preferred Stock issued and outstanding.

(4)	Consists of actual amount of Common Stock and Series A and Series 1 Preferred Stock owned. As described above each share of Series A Preferred Stock is entitled to 14.65018 votes. Series 1 Preferred Stock is entitled to 2 votes per share.

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***
PROPOSAL ONE

ELECTION OF DIRECTORS

Five directors are to be elected at the Annual Meeting. The term of each director expires at the Annual Meeting, with Saagar Govil, Aron Govil, Raju Panjwani, Sunny Patel, and Metodi Filipov standing for reelection for a term of one year. The following table contains information regarding all directors and executive officers of the Company:

Name and Address	Age	Positions and Offices

Saagar Govil	32	Chairman of the Board of Directors,President,
30-30 47th Avenue		Chief Executive Officer, & Director
Long Island City, NY 11101

Aron Govil	61	Executive Director
30-30 47th Avenue
Long Island City, NY 11101

Renato Dela Rama	70	Vice President of Finance
30-30 47th Avenue
Long Island City, NY 11101

Raju Panjwani	61	Director
30-30 47th Avenue
Long Island City, NY 11101

Sunny Patel	32	Director
30-30 47th Avenue
Long Island City, NY 11101

Metodi Filipov	54	Director
30-30 47th Avenue
Long Island City, NY 11101

Principal Occupations and Business Experience of Directors and Executive Officers

The following is a brief account of the business experience of the Company’s directors and Executive Officers:

Saagar Govil is the Company’s Chairman since June 2014, and the Chief Executive Officer and President since December 2011. He has been working at Cemtrex since 2008, initially as a field engineer, subsequently moving into sales and management roles as Vice President of Operations. Saagar was recently recognized as a Forbes’ 30 Under 30 in 2016, Business Insiders #17 on Top 100 of Silicon Alley in 2015, and Top 40 Under 40 by Stony Brook University in 2014. Saagar Govil has a B.E. in Materials Engineering from Stony Brook University, N.Y. Saagar Govil is the son of Aron Govil. Mr. Govil’s experience and deep understanding of the operations of the Company allow him to make valuable contributions to the Board.

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Renato Dela Rama has been our Vice President of Finance since December 2004. Mr. Dela Rama also works as an accountant for Ducon Technologies Inc. since 2004. Prior to that, he worked in various accounting and financial management positions. Mr. Dela Rama holds a B.S. degree in accounting.

Aron Govil is the Executive Director and has been with the Company since December 2004. In June 2014, Mr. Govil resigned as Chairman of the Company to devote more time to ventures outside of Cemtrex. Mr. Govil is also President of Ducon Technologies Inc., a privately held company engaged in engineering and construction business since 1996. Aron Govil is also the Chairman & CEO of Ducon Infratechnologies Ltd., a company listed on the National Stock exchange of India. Mr. Govil has started, developed and sold several companies since 1985 in the environmental, energy, technology, and entertainment fields. Mr. Govil has extensive and diversified experience in mergers & acquisitions, IPOs, enterprise creation, and bank financings. Mr. Govil holds a B.E. degree in Chemical Engineering and M.B.A. in Finance. Mr. Govil’ s experience and deep understanding of the operations of the Company allow him to make valuable contributions to the Board.

Raju Panjwani was appointed to the Board on April 22, 2015. He is an accomplished executive with over 35 years of experience, including 20 years on Wall Street, and 20 years as an entrepreneur and business builder. Raju was a Managing Director with Morgan Stanley, where he spent 18 years in several senior roles in risk management, audit, strategy and being the Chief Operating Officer and Country Head for the Firm’s India office. Since leaving Morgan Stanley in 2005, Mr. Panjwani has considerable experience in emerging Asian markets, with a reputation built on focused execution, high integrity and strong relationships. He has worked with many companies in the United States and India and negotiated complex joint ventures, mergers & acquisitions, and capital raises, particularly within the technology sector. Mr. Panjwani is a CPA in New York State and spent several years with Price Waterhouse and other accounting firms prior to joining Morgan Stanley. Mr. Panjwani’s accounting background and extensive knowledge of finance and commerce allow him to make valuable contributions to the Board.

Sunny Patel was appointed to the Board on April 22, 2015 and presently serves as a manager for Three Point Capital, a premier specialty finance company. He has vast experience in loan origination and creative financing vehicles for growth companies and project financing. Before joining Three Point in 2010, Mr. Patel was an equity derivatives trader at Group 1 Trading for several years. Mr. Patel is an activist investor who focuses on emerging growth companies with strong fundamentals. Mr. Patel a is CFA Level 3 candidate and graduated Cum Laude from New York University’s Stern School of Business. Mr. Patel’s extensive knowledge of finance allows him to make valuable contributions to the Board.

Metodi Filipov was appointed to the Board on February 9, 2018 and is an entrepreneur and technology executive with over 25 years of experience creating, operating and driving growth for technology companies. He has a proven track record of identifying business opportunities and building compelling products. Metodi was formerly VP of Operations at Cemtrex from 2008 to 2010. After Cemtrex, Mr. Filipov served as Managing Director of Bianor, a mobile consulting company providing solutions for enterprise clients. There, he led the development and implementation of innovative mobile products in industries including aviation, pharmaceutical and entertainment. Metodi co-founded Flipps Media, an OTT video distribution platform positioned to be an alternative to traditional cable pay-per-view systems. Before Bianor, he served as product lead for Raritan, a data center technology organization, where he was an integral part of the transition team that led the company to becoming a global IT service management solutions provider. Prior to joining Raritan, Mr. Filipov served as VP of Operations at ISS, a security products company. There, he successfully managed product development and contract manufacturing across continents. Mr. Filipov has extensive experience delivering superior solutions with a focus on optimized efficiency and productivity. None of our directors or officers is a director in any other reporting companies. None of our directors or officers has been affiliated with any company that has filed for bankruptcy within the last ten years. The Company is not aware of any proceedings to which any of the Company’s officers or directors, or any associate of any such officer or director, is a party adverse to the Company or any of the Company’s subsidiaries or has a material interest adverse to it or any of its subsidiaries.

Each director of the Company serves for a term of one year or until the successor is elected at the Company’s annual shareholders’ meeting and is qualified, subject to removal by the Company’s shareholders. Each officer serves, at the pleasure of the board of directors, for a term of one year and until the successor is elected at the annual meeting of the board of directors and is qualified.

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Meetings of the Board of Directors

During the fiscal year ended September 30, 2018 (“Fiscal 2018”), the Board of Directors held four meetings. No Director attended less than 75% of the aggregate of the total number of meetings of the Board of Directors.

Committees of the Board

Our Board of Directors currently has one standing committee: the Audit Committee.

Compensation Committee

As a “Controlled Company” as such term is defined under NASDAQ Listing Rule 5615, the Company is not required to have a Compensation Committee.

Audit Committee

The Audit Committee, which has been established in accordance with requirements of Section 3(a)(58)(A) of the Exchange Act, is comprised of the following independent directors: Sunny Patel (Chair), Raju Panjwani and Metodi Filipov. The Board of Directors has determined that each member of the Audit Committee: (i) is independent, (ii) meets the financial literacy requirements of the Nasdaq Rules, and (iii) meets the enhanced independence standards established by the SEC. In addition, the Board has determined that Mr. Patel qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act by the SEC.

The Audit Committee is primarily concerned with the integrity of our financial statements, the independence, qualifications and performance of our independent registered public accounting firm, and our compliance with legal requirements. The Audit Committee operates under a written charter approved by the Board of Directors and the Audit Committee that reflects standards and requirements adopted by the SEC and NASDAQ.

As indicated in its charter, the Audit Committee’s duties include selecting and engaging our independent registered public accounting firm; reviewing the scope of the audit to be conducted by our independent registered public accounting firm; overseeing our independent registered public accounting firm and reviewing the results of its audit; reviewing our financial reporting processes, including the accounting principles and practices followed and the financial information provided to shareholders and others; overseeing our internal control over financial reporting and disclosure controls and procedures; and serving as our legal compliance committee.

Nomination of Directors

The Company does not currently have a standing nominating committee or a formal nominating committee charter. As a “Controlled Company” as such term is defined by NASDAQ Listing Rule 5615 the Company is not required to have a Nominating Committee. Currently, the independent members of the Board (Messrs. Panjwani, Patel and Filipov), rather than a nominating committee, approve or recommend to the full Board those persons to be nominated. The Board believes that the current method of nominating directors is appropriate because it allows each independent board member input into the nomination process and does not unnecessarily restrict the input that might be provided from an independent director who could be excluded from a committee. Currently, three of the five Directors are independent. Furthermore, the Board has adopted by resolution a director nomination policy. The purpose of the policy is to describe the process by which candidates for inclusion in the Company’s recommended slate of director nominees are selected. The director nomination policy is administered by the Board. Many of the benefits that would otherwise come from a written committee charter are provided by this policy.

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In the ordinary course, absent special circumstances or a change in the criteria for Board membership, the incumbent directors who continue to be qualified for Board service and are willing to continue as directors are re-nominated. If the Board thinks it is in the best interest of the Company to nominate a new individual for director in connection with an annual meeting of shareholders, or if a vacancy occurs between annual shareholder meetings, the Board will seek potential candidates for Board appointments who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the Company and, if deemed appropriate, a third-party search firm.

Candidates for Board membership must possess the background, skills and expertise to make significant contributions to the Board, to the Company and its shareholders. Desired qualities to be considered include substantial experience in business or administrative activities; breadth of knowledge about issues affecting the Company; and ability and willingness to contribute special competencies to Board activities.

The Board of Directors intends to review the director nomination policy from time to time to consider whether modifications to the policy may be advisable as the Company’s needs and circumstances evolve, and as applicable legal or listing standards change. The Board may amend the director nomination policy at any time.

The Board will consider director candidates recommended by shareholders and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources, as described above. Recommendations must be in writing and mailed to Cemtrex, Inc., 110 Bi-County Blvd. Suite 124, Farmingdale, New York 11735, Attention: Corporate Secretary, and include all information regarding the candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules promulgated by the SEC if the candidate were nominated by the Board of Directors (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The shareholder giving notice must provide (i) his or her name and address, as they appear on the Company’s books, and (ii) the number of shares of the Company which are beneficially owned by such shareholder. The Company may require any proposed nominee to furnish such other information it may require to be set forth in a shareholder’s notice of nomination which pertains to the nominee.

Director Compensation

In Fiscal 2018 we began reimbursing our independent Directors $1,500 per fiscal quarter. Additionally, we reimburse our directors for expenses incurred in connection with attending board meetings.

Insider Trading Policy

We recognize that the Company’s executive officers and directors may sell shares from time to time in the open market to realize value to meet financial needs and diversify their holdings, particularly in connection with exercises of stock options. All such transactions are required to comply with the Company’s insider trading policy.

Section 16 (a) Beneficial Ownership Reporting Compliance of the Securities Exchange Act

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the SEC. These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC. Based solely upon a review of Forms 3, 4, and 5, furnished to the Company during the fiscal year ended September 30, 2018, and based upon certain other information provided to the Company, the Company believes that all appropriate filings were made on a timely basis.

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Communications with Directors

Shareholders, associates of the Company and other interested parties may communicate directly with the Board of Directors, with the non-management Directors or with a specific Board member, by writing to the Board (or the non-management Directors or a specific Board member) and delivering the communication in person or mailing it to: Board of Directors, Privileged & Confidential, c/o Renato Dela Rama, Vice President of Finance, Cemtrex, Inc., 110 Bi-County Blvd. Suite 124, Farmingdale, New York 11735. Correspondence will be discussed at the next scheduled meeting of the Board of Directors, or as indicated by the urgency of the matter. From time to time, the Board of Directors may change the process by which shareholders may communicate with the Board of Directors or its members. Any changes in this process will be posted on the Company’s website or otherwise publicly disclosed.

Corporate Governance

The Company has an ongoing commitment to good governance and business practices. In furtherance of this commitment, we regularly monitor, and are briefed by outside counsel on, developments in the area of corporate governance and securities law and review our policies and procedures in light of such developments. We comply with the rules and regulations promulgated by the SEC and implement other corporate governance practices we believe are in the best interests of the Company and the shareholders.

Code of Ethics

We have adopted a code of ethics as of June 28, 2016 that applies to our principal executive officer, principal financial officer, and principal accounting officer as well as our employees. Our standards are in writing and are posted on our website. The following is a summation of the key points of the Code of Ethics we adopted:

●	Honest and ethical conduct, including ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●	Full, fair, accurate, timely, and understandable disclosure reports and documents that a small business issuer files with, or submits to, the Commission and in other public communications made by our Company;

●	Full compliance with applicable government laws, rules and regulations;

●	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

●	Accountability for adherence to the code.

Board Leadership and Structure

Saagar Govil, our Chief Executive Officer, also serves as Chairman of the Board of Directors. The Board believes that the Company and its shareholders are best served by having the Chief Executive Officer also serve as Chairman of the Board. The Board also believes that this structure is appropriate in light of the size of our Company and corresponding size of our Board and the complexity of our business. We believe that Mr. Govil is best positioned to develop agendas that ensure that our Board’s time and attention are focused on the matters that are most critical to us.

Director Independence

The Board of Directors has determined that each of Messrs. Panjwani, Patel and Shah are independent in accordance with NASDAQ rules. To determine independence, the Board of Directors adopted and applied the categorical standards of independence included in NASDAQ Listing Rule 5605(a)(2), which include a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company.

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Risk Oversight

The Board oversees Company functions in an effort to assure that Company assets are properly safeguarded, that appropriate financial and other controls are maintained, and that the Company’s business is conducted prudently and in compliance with applicable laws, regulations and ethical standards.

While the Board is responsible for risk oversight, Company management is responsible for managing risk. The Company has a robust internal process and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board monitors and evaluates the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board and individual Directors on the significant risks identified and how they are being managed. Directors are free to, and often do, communicate directly with senior management.

Board Attendance at Annual Meetings of Shareholders

The Company does not currently have a formal policy regarding Director attendance at the Annual Meeting of Shareholders. It is, however, expected that directors will be in attendance, absent compelling circumstances. Metodi Filipov, Raju Panjwani, and Sunny Patel were not in attendance at last year’s meeting.

Transactions with Related Persons

Ducon Technologies, Inc. is owned by Aron Govil, the Executive Director of the Company.

On February 9, 2017, the outstanding principal and accrued interest owed on notes payable to Ducon Technologies, Inc., of $3,339,833 were exchanged for 333,983 shares of the Company’s Series 1 preferred stock and 667,967 Series 1 warrants. As of September 30, 2018, there was $31,690 in trade receivables due from Ducon Technologies, Inc.

On August 8, 2018, the Company entered into a Research and Development Services Agreement (the “Agreement”) with Vicon to provide Vicon with outsourced software development services. Vicon is transitioning its principal Israeli based software development activities to the Company’s India based services group, which has now assumed principal software coding and test responsibilities for Vicon. The outsourcing of these activities is expected to materially reduce the Vicon’s software development costs and provide development efficiencies, which should help expedite its software roadmap. The terms of the Agreement, among other things, set forth the scope of services, consideration, developed technology ownership, non-disclosure and safeguard of Vicon’s software code. Pursuant to an informal agreement, $356,055 of fees were billed to Vicon during the year ended September 30, 2018 in connection with the transition of software development activities. As of September 30, 2018, there was $133,530 due from Vicon.

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AUDIT COMMITTEE REPORT

Management is responsible for our system of internal controls over financial reporting and for preparing our financial statements. Our independent registered public accounting firm, Haynie, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and to issue a report thereon. The Audit Committee is responsible for overseeing management’s conduct of the financial reporting process and system of internal control.

During the fiscal year ended September 30, 2018, the Audit Committee met regularly and held discussions with management and the independent registered public accounting firm. During these meetings and in meetings concerning our Annual Report for the year ended September 30, 2018, the Audit Committee has:

●	reviewed and discussed the audited financial statements included in our Annual Report for the year ended September 30, 2018 with management and our independent registered public accounting firm;

●	received the written disclosures and communications from the independent registered public accounting firm that are required by the applicable requirements of the PCAOB regarding such firm’s communications with the Audit Committee concerning independence and has discussed with such firm its independence; and

●	discussed with the independent registered public accounting firm the matters required to be discussed under Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T, or any successor rule.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company and its subsidiaries be included in the Annual Report for the year ended September 30, 2018 for filing with the SEC.

The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accounting firm included in its report on our financial statements. The Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not, however, ensure that our financial statements are presented in accordance with generally accepted accounting principles or that the audit of our financial statements has been carried out in accordance with the standards of the PCAOB.

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

MEMBERS OF THE AUDIT COMMITTEE

Sunny Patel, Chair
Raju Panjwani
Metodi Filipov

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EXECUTIVE COMPENSATION

The compensation discussion addresses all compensation awarded to, earned by, or paid to the Company’s named executive officers (“NEO”), which currently consists of Saagar Govil, the Chairman, Chief Executive Officer, President and Secretary, and Renato Dela Rama, the Vice President of Finance. As of February 19, 2018, Saagar Govil is currently earning compensation from the Company. Set forth below is the aggregate compensation for services rendered in all capacities to us during our fiscal years ended September 30, 2015, 2016, and 2017 by our executive officers. Except as indicated below, none of our executive officers were compensated in excess of $150,000.

				OPTION
PRINCIPAL AND POSITION	YEAR	SALARY	BONUS	AWARDS		OTHER

Saagar Govil	2017	$250,000	$-	$282,000.00	(1)	$-
Chairman (as of June 2014),	2018	$250,000	$-	$194,000.00	(1)	$-
Chief Executive Officer, and President

Renato Dela Rama (2)	2017	$72,782	$-	$-		$-
Vice President of Finance	2018	$100,000	$-	$-		$-

(1)	The Option Awards Column in the table above reflects the aggregate grant date fair value of the award granted in the year noted. Please see Options/SAR Grants in the Last Fiscal Year below for more information relating to this option grant.

(2)	Mr. Dela Rama was also employed by Ducon Technologies, Inc. an entity whose President is Aron Govil, Executive Director of the Company. In the fiscal year ended September 30, 2017, Mr. Dela Rama received compensation of $27,218 from Ducon Technologies Inc.

OPTIONS/SAR GRANTS IN THE LAST FISCAL YEAR

On December 18, 2017, the Company granted a stock option for 200,000 shares to Saagar Govil, the Company’s Chairman and CEO. These options have an exercise price of $2.64 per share, 50% of the options vest each year and they expire after six years. As of September 30, 2018, none of these options have been exercised.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

None

EMPLOYMENT AGREEMENTS

Each of Saagar Govil and Renato Dela Rama are employees “at will” and the Company does not have employment agreements with them.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table presents information regarding our NEOs’ unexercised options to purchase Common Stock as of September 30, 2018:

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Option Exercise Price	Option Expiration Date
Saagar Govil	200,000	$1.70	2/12/2022
Saagar Govil	200,000	$4.24	12/5/2022
Saagar Govil	200,000	$2.64	12/18/2023
Renato Dela Rama	-

Compensation of Directors

In Fiscal 2018 we began reimbursing our independent Directors $1,500 per fiscal quarter. Additionally, we reimburse our directors for expenses incurred in connection with attending board meetings.

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* * *

PROPOSAL TWO

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE AUTHORIZED SHARE CAPITAL OF THE COMPANY OF THE COMPANY FROM 30,000,000 TO 50,000,000

General

At our Annual Meeting, holders of our common stock and preferred stock with voting rights, $0.001 par value per share, are being asked to approve the proposal that Article Four of our Amended and Restated Certificate of Incorporation be amended to increase the authorized share capital of the Company from 30,000,000 to 50,000,000 (the “Amendment”). On February 22, 2019, the Board of Directors of the Company (the “Board”) adopted resolutions approving the Amendment and directed that the Amendment be submitted to a vote of the stockholders at the Annual Meeting. If the stockholders approve the proposal, subject to the discretion of the Board, the Company will file the Amendment with the Secretary of State of the State of Delaware as soon as practicable. Upon the filing of the Amendment with the Secretary of State of the State of Delaware, the following paragraph will be incorporated into the existing provision of Article Four of our current Amended and Restated Certificate of Incorporation:

“ARTICLE 4. CAPITAL STOCK. The total number of shares of all classes of stock which the Corporation shall have authority to issue is Fifty Million (50,000,000), consisting of Forty Million (40,000,000) shares of Common Stock, par value $.001 per share (“Common Stock”), and ten million (10,000,000) shares of Preferred Stock, par value $.001 per share (“Preferred Stock”). Except as otherwise provided by law, the shares of stock of the Corporation, regardless of class, may be issued by the Corporation from time to time in such amounts, for such consideration and for such corporate purposes as the Board of Directors may from time to time determine.”

The current Amended and Restated Certificate of Incorporation authorizes the issuance of up to 30,000,000 shares of stock, of which 20,000,000 shares are designated as Common Stock and 10,000,000 shares are designated as preferred stock. The proposed Amendment will not, if adopted, result in an increase in the number of authorized shares of preferred stock.

Purpose

The Board has approved the Amendment to ensure that the Company has sufficient shares available for general corporate purposes including, without limitation, acquisitions, establishing strategic partnerships, equity financings, providing equity incentives to employees, and payments of stock dividends, and other recapitalizations. From time to time the Company considers these types of transactions as market conditions or other opportunities arise. Except for the Company’s outstanding options and warrants, the Company has no present arrangement, agreement, understanding or plan for the issuance of any additional shares of common stock proposed to be authorized by the Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE AUTHORIZED SHARE CAPITAL OF THE COMPANY OF THE COMPANY FROM 30,000,000 TO 50,000,000

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Haynie & Co. to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019. Haynie will audit the Company’s consolidated financial statements for the 2019 fiscal year and perform other services. While shareholder ratification is not required by the Company’s By-laws or otherwise, the Board of Directors is submitting the selection of Haynie & Co. to the shareholders for ratification as part of good corporate governance practices. If the shareholders fail to ratify the selection, the Board of Directors may, but is not required to, reconsider whether to retain Haynie & Co.. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different accounting firm as the independent registered public accounting firm for the Company for the year ending September 30, 2019 at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

The favorable vote of the holders of a majority of the shares of Common Stock and Preferred Stock with voting rights, represented in person or by proxy at the Annual Meeting, will be required for such ratification.

The following table sets forth the aggregate fees billed to the Company for the years ended September 30, 2018 by Haynie & Company the Company’s independent auditor for the fiscal year ended September 30, 2018 and by Bharat Parikh, the Company’s independent auditor for the fiscal years ended September 30, 2017:

	2017	2018
Audit Fees	$25,000	$28,000
Audit-Related Fees	-	-
Tax Fees	-	-
Other Fees	-	-
Totals	$25,000	$28,000

During fiscal year 2018, the Company incurred fees related to the quarterly review of its financial statements by its independent auditor at the time of those reviews, Bharat Parikh billed the Company $11,850, and Green & Company billed the Company $14,900. The Company’s subsidiary Advanced Industrial Systems was audited by Stambaugh Ness P.C., as per loan covenants of Fulton Bank for fiscal years 2018 and 2017 and the Company incurred audit fees of $31,450 and $27,500, respectively. The Company’s subsidiary ROB Cemtrex GmbH was audited by Dhmp GmbH & Co as per loan covenants of Sparkasse Bank for fiscal years 2018 and 2017 and company incurred audit fees of $13,834 and $30,250, respectively.

For the fiscal year ended September 30, 2018, the company incurred fees for tax services of $49,525, provided by Wiss and Company, $2,350, provided by Stambaugh Ness P.C., and $5,114, provided by Dhmp GmbH & Co.

Pre-Approval Policies and Procedures

The Company’s Audit Committee must provide advance approval for all audit and non-audit services, other than de minimis non-audit services. Before granting any approval, the Audit Committee gives due consideration to whether approval of the proposed service will have a detrimental impact on the independence of the independent registered public accounting firm. The full Audit Committee pre-approved all services provided by Haynie in fiscal year 2018.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF HAYNIE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2018.

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MISCELLANEOUS INFORMATION

As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the Annual Meeting, but, if any other business does lawfully come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto in accordance with their judgment.

The Company will pay the cost of soliciting Proxies in the accompanying form and as set forth below. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal interview without additional remuneration therefor.

SHAREHOLDER PROPOSALS

Shareholder proposals with respect to the Company’s next Annual Meeting of Shareholders must be received by the Company no later than October 2, 2019 to be considered for inclusion in the Company’s next proxy statement.

Under SEC proxy rules, proxies solicited by the Board of Directors for the 2019 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any shareholder proposal not included in the Company’s Proxy Statement if the Company does not receive notice of such proposal on or before December 16, 2019, unless the 2019 Annual Meeting is not held within 30 days before or after the anniversary date of the 2018 Annual Meeting.

A copy of the Company’s Annual Report to Shareholders for the fiscal year ended September 30, 2016 has been provided to all shareholders. Shareholders are referred to the Annual Report for financial and other information about the Company, but such Report is not incorporated in this Proxy Statement and is not part of the proxy soliciting material.

Dated:	March 15, 2019	By Order of the Board of Directors

/s/ Renato Dela Rama
	Long Island City, New York	Renato Dela Rama
Vice President of Finance

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PROXY

CEMTREX INC.

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Saagar Govil and Renato Dela Rama, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock, and/or preferred stock with voting rights, par value $0.001 per share, held of record by the undersigned on February 22, 2019 at the Annual Meeting of Shareholders to be held on April 19, 2019, or any adjournment thereof (the "Meeting"), of Cemtrex, Inc. (the "Company").

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR the election of all Directors and Proposal 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY IN THE ENVELOPE PROVIDED

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held April 19, 2019. This Proxy Statement and the Company's 2018 Annual Report on Form 10-K are available at http://corporate.cemtrex.com/investor-relations/sec-filings